Mast Managed Futures Strategy Fund

Class A Shares (CSAAX)

Class C Shares (CSACX)

Class I Shares (CSAIX)

a series of the Investment Managers Series Trust III (the “Trust”)

Supplement dated August 7, 2026, to the currently effective

Prospectus, Statement of Additional Information (“SAI”), and

Summary Prospectus.

Please see below important information regarding the upcoming reorganization of the Mast Managed Futures Strategy Fund into the Mast HedgeIndex Managed Futures Strategy ETF.

The Board of Trustees of the Trust and shareholders of the Mast Managed Futures Strategy Fund (the “Fund”) have approved the reorganization (the “Reorganization”) of the Fund into the Mast HedgeIndex Managed Futures Strategy ETF (the “ETF”), a newly created series of the Trust. In the Reorganization, each shareholder of the Fund will receive shares of the ETF and/or cash equal to the value of the shares of the Fund owned by the shareholder. The Reorganization is expected to occur after the close of business on August 31, 2026. In anticipation of the upcoming Reorganization, the Fund’s Class A Shares and Class C Shares will be converted into Class I Shares on August 14, 2026, and the Fund will close to all purchases on August 27, 2026.

The ETF will have the same investment objective and substantially similar investment strategies as the Fund. Following the Reorganization, Manteio Scalable Technologies LLC, the Fund’s investment advisor, will serve as the investment advisor to the ETF and Tidal Investments, LLC (“Tidal”) will serve as investment sub-advisor to the ETF. Tidal does not currently serve as investment sub-advisor to the Fund. Additional information about Tidal will be provided to shareholders in an information statement prior to the Reorganization.

Please file this Supplement with your records.